UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 14, 2024

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880 Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On June 14, 2024, the Board of Directors of IZEA Worldwide, Inc., a Nevada corporation (the “Company”), unanimously approved the Second Amended and Restated Bylaws (the “Amended Bylaws”) of the Company, effective immediately, which among other things: (i) incorporates the prior First Amendment to the Bylaws, originally adopted on September 26, 2022; (ii) adopts customary procedures and disclosure requirements for stockholders to propose business proposals or director nominations at stockholder meetings (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which are commonly referred to as “advance notice bylaw provisions”; (iii) addresses matters relating to the adoption of the universal proxy rules under Rule 14a-9 of the Exchange Act; (iv) clarifies the ability of the chairperson of a stockholder meeting to determine whether business was properly brought before a stockholder meeting and, if not so properly brought, to declare that such business shall not be transacted; (v) clarifies the process for calling stockholder meetings; and (vi) provides for customary director indemnification provisions to the extent permitted under Nevada corporate law.

Pursuant to the Amended Bylaws, any stockholder wishing to propose business proposals or director nominations at the 2024 annual meeting of stockholders of the Company must provide advance notice to the Company’s principal executive offices, during a window that will open 30 days following the public announcement of the Amended Bylaws and close 30 days thereafter (i.e., July 18, 2024 to August 17, 2024), and otherwise comply with the other procedural, informational and disclosure requirements set forth therein. For all subsequent annual stockholder meetings, a notice period of not more than 120 days nor less than 90 days after the anniversary of the prior year’s annual meeting will generally apply.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of IZEA Worldwide, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: June 17, 2024	By: /s/ Edward H. (Ted) Murphy
Edward H. (Ted) Murphy Chief Executive Officer